UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2013

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number Identification No.	IRS Employer

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-            Corporate Governance and Management

Item 5.03             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal year

Effective October 17, 2013, the Company completed a 1-for-10 reverse stock split of its issued and outstanding common stock. The number of shares of common stock issued and outstanding post- reverse stock split is 16,230,754. All fractional shares have been rounded up to the next whole share. There is no reduction in the number of the Company’s shareholders of record. The Company’s trading symbol will be PWOND. The trading symbol will revert back to PWON   on November 14, 2013, twenty (20) business days after the effective date of the reverse stock split.

Section 8-            Other Events

Item 8.01              Other Events

The Company incorporates by reference the disclosures in Item 5.03.

Section 9-            Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits

Attached to this Report as Exhibit 20 is a letter to shareholders regarding the reverse stock split.

Exhibit No.	Description

20	Letter to Shareholders dated October 17, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: October 17, 2013	By: /s/ Joseph Lu
Chief Executive Officer